Exhibit 23.1

                       CONSENT OF INDEPENDENT AUDITORS

   We consent to the incorporation by reference in the Registration Statement (Form S-8 No. 33-58982) pertaining to the 1992 Stock Option Plan of TENERA, Inc., as amended, of our report dated January 24, 1997, with respect to the consolidated financial statements and schedule of TENERA, Inc., included in the Form 10-K for the year ended December 31, 1996.

                                                             ERNST & YOUNG LLP

San Francisco, California
March 27, 1997